SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of report (date of earliest event reported) NOVEMBER 30, 1999


                                  MKR HOLDINGS

               (Exact Name of Registrant as Specified in Charter)


UTAH                                 0-24556                   87-0372759
(State or Other Jurisdiction of    (Commission               (IRS Employer
 Incorporation)                     File Number)            Identification No.)


 1070 WEST 2300 SOUTH, SALT LAKE CITY, UTAH              84119
(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number,
 including area code:                             (801) 972-2100


_________________________
(Former Name or Former Address, if Changed Since Last Report)

          Item 7(c) of the Registrant's Current Report on Form 8-K dated December 8, 1999 is hereby amended by filing as Exhibit 4.1 a copy of the Operating Agreement between Marker International GmbH, CT Sports Holding AG and Marker International, dated November 30, 1999, which was inadvertently omitted from the Registrant's Current Report on Form 8-K dated December 8, 1999. In accordance with Rule 12b-15, Item 7 is amended and restated as follows:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   FINANCIAL STATEMENTS.

None.

(b)   PRO FORMA FINANCIAL INFORMATION.

None.

(c)   EXHIBITS.

*     4.1   Operating Agreement, between Marker International GmbH, CT Sports
            Holding AG and Marker International, dated November 30, 1999.

**    99.1  Press Release, dated December 6, 1999.

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*    Filed herewith.
** Previously filed with the Registrant's Current Report on Form 8-K dated December 8, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MKR HOLDINGS


                                             By: /S/ KEVIN HARDY
                                                -------------------------
                                                Name:  Kevin Hardy
                                                Title: President


Dated:  December 13, 1999

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

*   4.1   Operating Agreement, between Marker International GmbH, CT Sports
          Holding AG and Marker International, dated November 30, 1999.

**  99.1  Press Release, dated December 6, 1999.

-----------

*   Filed herewith.
** Previously filed with the Registrant's Current Report on Form 8-K dated December 8, 1999.